UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012

GENTHERM INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI		48167
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Sections 1. Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 30, 2011, Gentherm Incorporated (“Gentherm”), together with its subsidiary Gentherm Europe GmbH (“Gentherm Europe”) entered into a Credit Agreement (the “U.S. Credit Agreement”) with the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole book manager (collectively the “Lenders”).

On December 17, 2012, Gentherm, Gentherm Europe and the Lenders entered into a Fifth Amendment to Credit Agreement (the “Material Amendment”). The material provisions of the Material Amendment are described herein. The Material Amendment included an extension of the availability period for draws under the term loan available to Gentherm Europe from January 1, 2013 to June 30, 2014. Approximately $40 million is currently available under this loan to fund the potential tender of shares of W.E.T. Automotive Systems AG (“W.E.T.”) in connection with the Domination and Profit and Loss Transfer Agreement. The Material Amendment also increased the amount available under the Revolving Line Credit (as defined in the Credit Agreement) from $25 million to $30 million and reduced the Applicable Rates for Eurocurrency Rate Loans and Letters of Credit (as each term is defined in the Credit Agreement) by 0.75% to a range of 1.75% to 2.50% and reduces the Applicable Rates for Base Rate Loans (as defined in the Credit Agreement) by 0.75% to a range of 0.75% to 1.50%. Actual Applicable Rates applied to outstanding Loans (as defined in the Credit Agreement) and Letters of Credit continue to be determined based upon the Consolidated Leverage Ratio (as defined in the Credit Agreement) of Gentherm.

W.E.T. and W.E.T. Automotive Systems LTD., a Canadian corporation (the “Canadian Borrower”) are parties to a Credit Agreement dated March 30, 2011 (the “German Credit Agreement”). On December 17, 2012, W.E.T., the Canadian Borrower and the other parties to the German Credit Agreement entered into a Fifth Amendment to the German Credit Agreement (the “German Amendment”). The material provisions of the German Amendment are described herein. The German Amendment included an increase the amount available under the Revolving Line Credit (as defined in the German Credit Agreement) from €10 million to €30 million and reduces the Applicable Rates for Eurocurrency Rate Loans and Letters of Credit (as each term is defined in the German Credit Agreement) by 0.75% to a range of 1.75% to 2.50% and reduces the Applicable Rates for Base Rate Loans (as defined in the German Credit Agreement) by 0.75% to a range of 0.75% to 1.50%. Actual Applicable Rates applied to outstanding Loans (as defined in the German Credit Agreement) and Letters of Credit continue to be determined based upon the Consolidated Leverage Ratio (as defined in the German Credit Agreement) of W.E.T.

Copies of the Material Amendment and the German Amendment are attached as Exhibits 10.1.5 and 10.2.5 to this Current Report on form 8-K, and the above description of the material terms of such documents is qualified in its entirety by reference to such exhibits, which are incorporated herein by reference.

Sections 2-8. Not applicable.

Section 9. Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Credit Agreement, dated as of March 30, 2011, by and among Amerigon, Amerigon Europe GmbH, the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders. (1)

10.1.1	First Amendment to Credit Agreement, dated as of April 4, 2011, by and among the Company, Amerigon Europe GmbH (now known as Gentherm Europe GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders (2)

10.1.2	Second Amendment to Credit Agreement, dated as of August 12, 2011, by and among the Company, Amerigon Europe GmbH (now known as Gentherm Europe GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders (2)

10.1.3	Third Amendment to Credit Agreement, dated as of October 28, 2011, by and among the Company, Amerigon Europe GmbH (now known as Gentherm Europe GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders (2)

10.1.4	Fourth Amendment to Credit Agreement, dated as of March 12, 2012, by and among the Company, Amerigon Europe GmbH (now known as Gentherm Europe GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders (3)

10.1.5	Fifth Amendment to Credit Agreement, dated as of December 17, 2012, by and among the Company, Amerigon Europe GmbH (now known as Gentherm Europe GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders*

10.2	Credit Agreement, dated as of March 30, 2011, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al. (4)

10.2.1	First Amendment to Credit Agreement, dated as of May 31, 2011, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al. (4)

10.2.2	Second Amendment to Credit Agreement, dated as of October 11, 2011, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al. (2)

10.2.3	Third Amendment to Credit Agreement, dated as of November 14, 2011, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al. (3)

10.2.4	Fourth Amendment to Credit Agreement, dated as of March 23, 2012, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al. (3)

10.2.5	Fifth Amendment to Credit Agreement, dated as of December 17, 2012, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al.*

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8 filed on March 31, 2011 and incorporated herein by reference.

(2)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed November 1, 2011 and incorporated herein by reference.

(3)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed April 4, 2012 and incorporated herein by reference.

(4)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed August 4, 2011 and incorporated herein by reference.

(5)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed April 4, 2012 and incorporated herein by reference.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENTHERM INCORPORATED

By:	/s/ Barry G. Steele
Barry G. Steele
Vice-President of Finance and Chief Financial Officer

Date: December 21, 2012

Exhibit Index

Exhibit Number	Description

10.1	Credit Agreement, dated as of March 30, 2011, by and among Amerigon, Amerigon Europe GmbH, the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders. (1)

10.1.1	First Amendment to Credit Agreement, dated as of April 4, 2011, by and among the Company, Amerigon Europe GmbH (now known as Gentherm Europe GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders (2)

10.1.2	Second Amendment to Credit Agreement, dated as of August 12, 2011, by and among the Company, Amerigon Europe GmbH (now known as Gentherm Europe GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders (2)

10.1.3	Third Amendment to Credit Agreement, dated as of October 28, 2011, by and among the Company, Amerigon Europe GmbH (now known as Gentherm Europe GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders (2)

10.1.4	Fourth Amendment to Credit Agreement, dated as of March 12, 2012, by and among the Company, Amerigon Europe GmbH (now known as Gentherm Europe GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders (3)

10.1.5	Fifth Amendment to Credit Agreement, dated as of December 17, 2012, by and among the Company, Amerigon Europe GmbH (now known as Gentherm Europe GmbH), the financial institutions which are now or which hereafter become a party thereto and Bank of America, N.A., as Swing Line Lender and L/C Issuer, and as administrative agent for the lenders*

10.2	Credit Agreement, dated as of March 30, 2011, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al. (4)

10.2.1	First Amendment to Credit Agreement, dated as of May 31, 2011, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al. (4)

10.2.2	Second Amendment to Credit Agreement, dated as of October 11, 2011, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al. (2)

10.2.3	Third Amendment to Credit Agreement, dated as of November 14, 2011, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al. (3)

10.2.4	Fourth Amendment to Credit Agreement, dated as of March 23, 2012, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al. (3)

10.2.5	Fifth Amendment to Credit Agreement, dated as of December 17, 2012, among W.E.T. Automotive Systems AG, W.E.T. Automotive Systems Ltd., Banc of America Securities Limited, et al.*

(1)	Previously filed as an exhibit to the Company’s Current Report on Form 8 filed on March 31, 2011 and incorporated herein by reference.

(2)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed November 1, 2011 and incorporated herein by reference.

(3)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed April 4, 2012 and incorporated herein by reference.

(4)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed August 4, 2011 and incorporated herein by reference.

(5)	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed April 4, 2012 and incorporated herein by reference.

*	Filed herewith.